Exhibit 10.1

TRANSACTION MODIFICATION AGREEMENT

This Transaction Modification Agreement (the “Agreement”) is made and entered into on  November 13, 2017, by and among American Electric Technologies, Inc., a Florida corporation (“AETI”), M&I Electric Industries, Inc., a Texas corporation (“M&I”), South Coast Electric Systems, LLC, a Delaware limited liability company (“SCES”), and HD Special-Situations III, LP, a Delaware limited partnership (the “Lender”).

Recitals

A. AETI, M&I and SCES (each sometimes referred to individually as a “Borrower” and collectively as the “Borrowers”) and the Lender have previously entered into a Note Purchase Agreement dated March 23, 2017 (the  “NPA”), in connection with a loan of $7,000,000 from the Lender to the Borrowers evidenced by the Borrower’s joint issuance of a Senior Secured Term Note in the initial principal amount of $7,000,000.00 (the “Existing Note”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the NPA.

B.Since April 2017, the Borrowers have not been in compliance with the minimum monthly EBITDA requirements under Schedule 4(g) to the NPA( the “Current Financial Breaches”).

C. Concurrent with the execution and delivery of this Agreement, (i) the Borrowers and the Lender desire to replace the Existing Note with an Amended and Restated Senior Secured Term Note in the principal amount of $6,500,000.00 in the form attached as Exhibit A (the “New Note”), (ii) AETI desires to issue to the Lender, and the Lender desires to purchase, a Warrant to Purchase Common Stock in the form attached as Exhibit B (the “Warrant”), (iii) AETI and the Lender desire to enter into a Registration Rights Agreement in the form attached as Exhibit C (the “Registration Rights Agreement”) with respect to the shares issuable upon exercise of the Warrant (the “Warrant Shares”) and (iv) the Borrowers and the Lender desire to amend the NPA and provide for certain other agreements to the extent specified herein.

NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.Waiver of the Current Financial Breaches.   The Lender hereby waives any defaults with respect to the NPA and/or any other Closing Document that exist at the date of this Agreement that are solely the result of the Current Financial Breaches.

2.Issuance of the New Note and the Warrant; Additional Closing Documents.

(a)Issuance of the New Note.  At the closing of this Agreement (the “TMA Closing”), the Borrowers shall jointly issue the New Note to the Lender in return for the

Lender’s cancellation of the Existing Note as provided in Section 10 below.

(b)Issuance of the Warrant.  At the TMA Closing, AETI shall issue the Warrant to the Lender in consideration of (i) the Lender not imposing default interest in connection with the Current Financial Breaches, (ii) the Lender not requiring an amendment fee in connection with this Agreement and (iii) the Lender’s payment of One Hundred Dollars ($100.00) (the “Cash Payment”) to AETI by wire transfer of immediately available funds.

(c)

The TMA Closing Date.  The date of the TMA Closing (the “TMA Closing Date”) shall be November 13, 2017, or such other date as the parties may mutually agree in writing.  On or before the TMA Closing Date, (i) the Borrowers shall have delivered to the Lender (A) an original of this Agreement, (B) the original New Note and (C) such other items as may be required by this Agreement or any of the other documents specified herein, each duly authorized and executed by each of the Borrowers and/or any other parties thereto (other than the Lender) (collectively, the “Borrowers’ Closing Documents”), (ii) AETI shall have delivered to the Lender (A) the original Warrant, (B) an original of the Registration Rights Agreement and (C) such other items as may be required by this Agreement or any of the other documents specified herein, each duly authorized and executed by AETI and/or any other parties thereto (other than the Lender) (collectively, the “AETI Closing Documents”) and (iii) the Lender shall have delivered to the Borrowers or AETI, as appropriate, the Cash Payment and executed originals of those Borrowers’ Closing Documents and AETI Closing Documents (collectively, the “TMA Closing Documents”) that are to be signed by the Lender.

3.	Amendments to the NPA.

(a)Replacement of Schedule 4(g).  Effective as of November 1, 2017, Schedule 4(g) to the NPA is deleted in its entirety and replaced with Schedule 4(g) in the form attached hereto.

(b)Temporary Suspension of the DSCR Requirement.  Effective as of November 1, 2017, imposition of the DSCR requirement in Schedule 4(g) to the NPA is suspended through June 30, 2018.

(c)

Temporary Suspension of the Debt/EBITDA Ratio Requirement.  Effective as of November 1, 2017, imposition of the debt/EBITDA ratio requirement in Schedule 4(g) to the NPA is suspended through August 31, 2018.

4.The Lender’s Representations and Warranties. The Lender represents and warrants to the Borrowers, and agrees, that all of the representations and warranties of the Lender in Section 2 of the NPA are true and correct as of the TMA Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), with (i) the term “Note” therein being expanded to include the Note, the Warrant and the Warrant Shares and (ii) the term “Closing Documents” therein being expanded to include the TMA Closing Documents.  The foregoing notwithstanding, the Lender’s representations and warranties in Section 2(f) of the NPA are qualified to take into account the potential transfer or resale of the Warrant Shares pursuant to the Registration Rights Agreement.

5.The Borrowers’ Representations and Warranties.     Each Borrower represents and warrants to the Lender, and agrees, that, except for defaults with respect to the NPA and/or any other Closing Document that exist at the date of this Agreement that are solely the result of the Current Financial Breaches, all of the representations and warranties of the Borrowers in Section 3 of the NPA are true and correct as of the TMA Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).  For purposes of this Section, Section 3 of the NPA is modified to expand the term “Closing Documents” to include the TMA Closing Documents.

6.AETI’s Representations and Warranties. AETI represents and warrants to the Lender, and agrees, as follows:

(a)AETI has the requisite corporate power and authority to issue and sell the Warrant and the Warrant Shares in accordance with the terms hereof and the Warrant, as the case may be.  AETI also has the requisite corporate power and authority to enter into and perform its obligations under the Warrant and the Registration Rights Agreement, and its execution, delivery and performance of the Warrant and the Registration Rights Agreement and its consummation of the transactions contemplated thereby, have been duly authorized by its board of directors and no other consent or authorization of AETI, its board of directors, its shareholders, or any other individual or entity, is required in connection therewith.   The Warrant and the Registration Rights Agreement have been duly and validly authorized, executed and delivered by AETI and constitute its valid and binding obligation enforceable against it in accordance with the terms thereof, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

(b)The Warrant Shares are duly authorized and reserved for issuance and, upon issuance in accordance with the terms of the Warrant, shall be validly issued, fully paid and non-assessable, free from all taxes, liens and charges with respect to the issuance thereof, and will not be subject to preemptive rights or other similar rights that have not been previously waived.

7.Additional Covenants.

(a)Reservation of Warrant Shares.  AETI shall at all times have authorized and reserved for issuance that amount of shares which is sufficient to provide for the issuance of all of the Warrant Shares.  Prior to the complete exercise or expiration of the Warrant, AETI shall not reduce the amount of shares reserved for issuance upon exercise of the Warrant without the written consent of the Lender, except for a reduction which affects all of AETI’s outstanding shares proportionately.  If at any date AETI shall not have authorized and reserved for issuance that amount of shares which is sufficient to provide for the issuance of all of the Warrant Shares which could then be issued, within ninety (90) days of such date AETI shall call and hold a special meeting of its shareholders (or arrange for a written consent of its shareholders) for the sole purpose of increasing its authorized and unissued shares to an amount sufficient to correct such deficiency.  In connection with such a meeting, AETI shall use its best efforts to cause its management to (i) recommend to shareholders that they vote in favor of such increase in the number of authorized and unissued shares and (ii) vote all of their shares in favor of such increase.  Such remedy shall be in addition to all other rights and remedies available to the Lender under the TMA Closing Documents, as well as any other rights or remedies afforded by law or equity.

(b)Expense Reimbursement.  Upon written request (whether made before or after the TMA Closing Date), the Borrowers shall pay, or reimburse the Lender for (i) all reasonable out-of-pocket attorney’s fees and expenses incurred by the Lender in connection with this Agreement and (ii) any other amounts for which the Lender is entitled to reimbursement under any Closing Document or TMA Closing Document that has not yet been paid or reimbursed by the Borrowers.

8.Conditions to the Borrowers’ Obligations.  The obligations of each Borrower herein are subject to the satisfaction, on or before the TMA Closing Date, of each of the following conditions; provided, however, that these conditions are for the Borrowers’ sole benefit and may be waived in writing by the Borrowers at any time in their sole discretion:

(a)Execution and Delivery of Documents.  The Lender shall have (i) executed each of the TMA Closing Documents to the extent required thereby and (ii) delivered originals of such documents or signature pages thereof, together with such other items as may be required by this Agreement, to the Borrowers or AETI, as appropriate.

(b)Delivery of the Cash Payment.  AETI shall have received the Cash Payment.

(c)Accuracy and Performance.  The representations and warranties of the Lender herein shall be true and correct as of the date made and as of the TMA Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Lender shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Lender at or prior to the TMA Closing Date.

(d)No Restrictions or Prohibitions.  No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or issued by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

9.Conditions to the Lender’s Obligations.  The obligations of the Lender herein are subject to the satisfaction, on or before the TMA Closing Date, of each of the following conditions; provided, however, that these conditions are for the sole benefit of the Lender and may be waived by the Lender at any time in its sole discretion:

(a)No Material Adverse Effect; Payments.  There shall have been no Material Adverse Effect (except to the extent that any of the Current Financial Breaches may be considered to have created a Material Adverse Effect), and the Borrowers shall have paid or caused the payment of all amounts for which the Lender has presented a request for payment pursuant to Section 7(b) above.

(b)Execution and Delivery of Documents. Each Borrower and each other individual or entity (other than the Lender) who is required to execute the TMA Closing Documents shall have (i) executed each of the TMA Closing Documents to the extent required thereby and (ii) delivered to the Lender originals of such documents, together with such other items as may be required by this Agreement.

(c)Accuracy and Performance. The representations and warranties of the Borrowers herein shall be true and correct as of the date made and as of TMA Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Borrowers shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by them at or prior to the TMA Closing Date, including obtaining all consents and approvals required for each of them to enter into and consummate the TMA Closing Documents.

(d)No Restrictions or Prohibitions. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, or issued by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated herein.

10.Cancellation of the Existing Note. Within five business days after the Lender’s receipt of the New Note, it shall return the original Existing Note to AETI marked “Cancelled” across the face thereof.

11.Governing Law; Miscellaneous Provisions.  All of the provisions contained in Section 8 of the NPA are incorporated herein by reference, with the term “Note” being replaced with “New Note” and the term “Closing Documents” being expanded to include the TMA Closing Documents.

12.Ratification of Remaining Terms.   Except as expressly modified by this Agreement or any of the other TMA Closing Documents, all of the terms and provisions of the NPA (including all Schedules thereto) and the other Closing Documents shall remain in full force and effect.

IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Agreement to be duly executed by their respective authorized persons on the date first written above.

The Borrowers:

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: November 13, 2017	By:	/s/ Charles M. Dauber
Charles M. Dauber
President and CEO
Date: November 13, 2017	By:	/s/ William B. Brod
William B. Brod

Senior Vice President and CFO
M&I ELECTRIC INDUSTRIES, INC.

Date: November 13, 2017	By:	/s/ Charles M. Dauber
Charles M. Dauber
President and CEO
Date: November 13, 2017	By:	/s/ William B. Brod
William B. Brod
Senior Vice President and CFO
SOUTH COAST ELECTRIC SYSTEMS, LLC.

Date: November 13, 2017	By:	/s/ Charles M. Dauber
Charles M. Dauber
President and CEO
Date: November 13, 2017	By:	/s/ William B. Brod
William B. Brod
Senior Vice President and CFO

The Lender:

HD SPECIAL-SITUATIONS III, LP

Date: November 13, 2017	By:	/s/ Hunting Dog Capital III, LLC
General Partners
Date: November 13, 2017	By:	/s/ Todd Blankfort
Managing Member

LIST OF EXHIBITS AND SCHEDULES

Exhibit AAmended and Restated Senior Secured Term Note

Exhibit BWarrant to Purchase Common Stock

Exhibit CRegistration Rights Agreement

Schedule 4(g)

SCHEDULE 4(g)

                                               Minimum

	Maximum
	3-Month	3-Month
Month	Revenue	EBITDA	Cash	DSCR	CCR	Debt/EBITDA
Oct-17	N/A	N/A	$500,000	N/A	1.90x	N/A
Nov-17	$12,488,997	$ (176,487)	$500,000	N/A	1.90x	N/A
Dec-17	$11,739,212	$ (51,932)	$500,000	N/A	1.90x	N/A
Jan-18	$10,721,231	$ (281,570)	$500,000	N/A	1.90x	N/A
Feb-18	$ 9,512,566	$ (267,828)	$500,000	N/A	1.90x	N/A
March-18	$11,758,236	$ (77,319)	$500,000	N/A	1.90x	N/A
April-18	$13,752,955	$ 344,027	$500,000	N/A	2.05x	N/A
May-18	$16,627,255	$ 890,180	$500,000	N/A	2.05x	N/A
June-18	$16,163,140	$ 771,666	$500,000	N/A	2.05x	N/A
July-18	$14,908,081	$ 464,474	$500,000	1.0x	2.05x	N/A
August-18	$16,138,136	$ 636,993	$500,000	1.5x	2.05x	N/A
Sept-18	$17,435,691	$ 881,931	$500,000	1.5x	2.05x	3.5x
Oct-18	$19,838,625	$1,337,412	$500,000	1.5x	2.25x	3.5x
Nov-18	$19,400,438	$1,315,773	$500,000	1.5x	2.25x	3.5x
Dec-18	$18,339,375	$1,090,708	$500,000	1.5x	2.25x	3.5x